UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 29, 2004
                        (Date of earliest event reported)

                              MICROS SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


   MARYLAND                         000-09993                   52-1101488
--------------------------------------------------------------------------------
  (State of                     (Commission File             (I.R.S. Employer
incorporation)                       Number)              Identification Number)

           7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code: 443-285-6000

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Item 12. Results of Operations and Financial Condition.

      The registrant's press release dated January 29, 2004, regarding its financial results for three- and six-month period ended December 31, 2003, is
Exhibit 99.1 of this Form 8-K

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2004

                                           MICROS Systems, Inc.
                                           (Registrant)

                                           By: /s/ Gary C. Kaufman
                                               ---------------------------------
                                               Gary C. Kaufman
                                               Executive Vice-President, Finance
                                               and Administration, and Chief
                                               Financial Officer

Exhibit Index

99.1 Press Release